Exhibit 10.14

FIRST AMENDMENT TO THE
ALBEMARLE CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

In accordance with Section 7.01 of the Albemarle Corporation Supplemental Executive Retirement Plan (the “Plan”), the Plan is hereby amended as follows:

1.	Section 3.01(d) of the Plan is amended to change all references therein to “December 31, 2010” to read “December 31, 2011” instead.

2.	This First Amendment shall be effective as of December 1, 2010.

IN WITNESS WHEREOF, the Corporation by its duly authorized officer and with its seal affixed, has caused these presents to be signed as of December 1, 2010.

ALBEMARLE CORPORATION

By:	/s/ Darian Rich